Section 4: EX - 99.2 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED DECEMBER 31, 2012)

Exhibit 99.2

4Q | 2012

Supplemental Information
FURNISHED AS OF FEBRUARY 20, 2013 (UNAUDITED)

Table of Contents

3	SCHEDULE 1 -	Corporate Information

5	SCHEDULE 2 -	Historical Reconciliation of FFO

6	SCHEDULE 3 -	Selected Financial Statement Information

7	SCHEDULE 4 -	Investment Progression

8	SCHEDULE 5 -	Investment Activity

9	SCHEDULE 6 -	Investment by Type and Geographic Location

10	SCHEDULE 7 -	Square Feet Owned and/or Managed

12	SCHEDULE 8 -	Lease and Occupancy Information

15	SCHEDULE 9 -	Same Store Properties

16	SCHEDULE 10 -	Components of Net Asset Value

17	SCHEDULE 11 -	Components of Expected 2013 FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2013 FFO,” and other comparable terms and in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2012 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1
Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.0 billion in 207 real estate properties and mortgages as of December 31, 2012. The Company’s 202 owned real estate properties are located in 28 states and total approximately 13.6 million square feet. The Company provided property management services to approximately 10.1 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)

Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton	President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)

Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1 (CONTINUED)
Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On January 29, 2013, the Company declared a dividend of $0.30 per share, payable on March 1, 2013 to stockholders of record on February 14, 2013.

I |	Analyst Coverage

BMO Capital Markets Corp.	KeyBanc Capital Markets Inc.

Cowen & Co. LLC	RBC Capital Markets Corp

Davenport & Co. LLC	Sandler O’Neil & Partners LP

Deutsche Bank Securities Inc.	Stifel Nicolaus & Co

Green Street Advisors, Inc.	SunTrust Robinson Humphrey

J.J.B. Hilliard W.L. Lyons LLC	UBS Investment Bank

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 2
Historical Reconciliation of FFO (1) (2)
(dollars in thousands, except for share data)

	2012				2011
	Q4	Q3	Q2	Q1	Q4
Net Income (Loss) Attributable to Common Stockholders	$(6,391)	$5,815	$2,908	$3,134	$2,916
Gain on sales of real estate properties	(1,177)	(6,265)	(3)	(3,428)	(5,642)
Impairments	7,712	2,860	167	4,170	4,999
Real estate depreciation and amortization	24,932	23,336	23,467	23,428	23,062
Total adjustments	31,467	19,931	23,631	24,170	22,419
Funds From Operations	$25,076	$25,746	$26,539	$27,304	$25,335
Amounts paid in settlement of a brokerage claim on a 2010 real estate aquisition	1,100	—	—	—	—
Acquisition costs	385	—	—	109	199
Termination fee received upon disposal of a real estate asset	—	—	—	(1,500)	—
Write-off of deferred financing costs upon renewal of line of credit facility	—	—	—	—	393
Normalized Funds From Operations	$26,561	$25,746	$26,539	$25,913	$25,927
Funds From Operations Per Common Share—Diluted	$0.29	$0.33	$0.34	$0.35	$0.33
Normalized Funds From Operations Per Common Share—Diluted	$0.31	$0.33	$0.34	$0.33	$0.33
Weighted Average Common Shares Outstanding—Diluted	87,049,034	78,020,971	77,712,493	77,641,042	77,474,951

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 3
Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION

	2012				2011
	Q4	Q3	Q2	Q1	Q4	Q3
Real estate properties, gross (1)	$2,831,684	$2,745,393	$2,768,273	$2,792,768	$2,788,618	$2,770,741
Real estate properties, net (1)	2,244,959	2,187,442	2,222,596	2,252,407	2,271,871	2,264,397
Construction in progress	—	—	9,009	10,864	61,152	134,716
Land held for development	25,171	25,171	25,171	25,171	25,176	20,773
Mortgage notes receivable	162,191	141,107	118,059	112,767	97,381	94,588
Assets held for sale and discontinued operations, net	3,337	11,550	12,921	13,762	28,650	16,519
Total assets	2,539,972	2,470,776	2,472,324	2,503,654	2,521,022	2,487,573
Notes and bonds payable	1,293,044	1,212,615	1,395,600	1,418,571	1,393,537	1,349,882
Total stockholders' equity	1,120,944	1,151,067	966,195	985,727	1,004,806	1,022,578
SUMMARY OF INDEBTEDNESS

	Quarterly Interest Expense	Balance as of 12/31/2012	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$3,431	$264,522	15	5.19%
Senior Notes due 2017, net of discount	4,942	298,728	49	6.62%
Senior Notes due 2021, net of discount	5,815	397,307	97	5.86%
Total Senior Notes Outstanding	14,188	960,557	53	5.91%
Unsecured credit facility due 2017	270	110,000	52	1.72%
Mortgage notes payable, net	3,602	222,487	53	6.22%
Total Outstanding Notes and Bonds Payable	$18,060	$1,293,044	53	5.61%
Interest cost capitalization	(239)
Deferred financing costs	792
Unsecured credit facility fee	626
Total Quarterly Interest Expense	$19,239
REVENUES AND PROPERTY OPERATING EXPENSES (2)

	2012				2011
	Q4	Q3	Q2	Q1	Q4	Q3
Property operating income	$62,135	$60,798	$60,475	$58,494	$58,025	$56,064
Single-tenant net lease	13,977	13,505	13,476	12,851	12,828	13,277
Straight-line rent	1,095	1,459	1,190	1,600	1,173	1,083
Rental income	77,207	75,762	75,141	72,945	72,026	70,424
Mortgage interest	2,611	2,244	2,039	2,292	1,723	1,776
Other operating	1,442	1,522	1,371	1,774	1,510	2,060
Total Revenues	$81,260	$79,528	$78,551	$77,011	$75,259	$74,260

Property operating expense	$30,154	$29,969	$29,224	$28,336	$28,217	$30,087

(1)	Includes construction in progress and land held for development.

(2)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 4
Investment Progression (1)
(dollars in thousands)

CONSTRUCTION IN PROGRESS

	Number of Properties	Three Months Ended 12/31/2012	Number of Properties	Twelve Months Ended 12/31/2012
Balance at beginning of period (2)	—	$—	3	$61,152
Fundings on projects in existence at the beginning of the period	—	—	—	5,608
Deconsolidation of variable interest entity	—	—	(1)	(38,193)
Completions	—	—	(2)	(28,567)
Balance at end of period	0	$—	0	$—

REAL ESTATE PROPERTIES

	Number of Properties	Three Months Ended 12/31/2012	Number of Properties	Twelve Months Ended 12/31/2012
Balance at beginning of period (2)	195	$2,745,393	198	$2,727,466
Acquisitions (3)	4	71,666	7	103,685
Land purchased on ground leased building	—	—	—	1,125
Additions/Improvements	—	19,496	—	57,261
Completions (CIP)	—	—	2	28,567
Dispositions (4)	(3)	(21,765)	(11)	(103,314)
Assets previously classified as held for sale reclassified to held for use (5)	6	16,894	6	16,894
Balance at end of period	202	$2,831,684	202	$2,831,684

MORTGAGE NOTES RECEIVABLE

	Number of Properties	Three Months Ended 12/31/2012	Number of Properties	Twelve Months Ended 12/31/2012
Balance at beginning of period	5	$141,107	7	$97,381
Fundings of new seller-financed mortgages	—	—	3	11,200
Fundings on mortgages in existence at the beginning of the period	—	24,034	—	78,297
Repayments (6)	(1)	(2,950)	(5)	(14,812)
Principal reduction due to acquisition	—	—	(1)	(9,859)
Scheduled principal payments	—	—	—	(16)
Balance at end of period	4	$162,191	4	$162,191

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.

(2)	Land held for development was reclassified to real estate properties from construction in progress.

(3)	During the fourth quarter of 2012, the Company acquired medical office buildings in Iowa, Tennessee and Washington and an inpatient rehabilitation facility in Texas.

(4)
During the fourth quarter of 2012, the Company disposed of a medical office building in Florida and two medical office buildings located in Iowa none of which were classified as held for sale prior to the sales.

(5)	During the fourth quarter of 2012, the Company reclassified six properties from held for sale to held for use.

(6)	During the fourth quarter of 2012, a mortgage note receivable secured by a medical office building located in Texas was repaid in full.

HEALTHCARE REALTY I 7	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 5
Investment Activity
(dollars in thousands)
2012 Investment Activity (1)

Location	Property Type	Investment Type	Closing	Investment at Acquisition	Approximate Square Feet	Aggregate Leased %
Aberdeen, SD	MOB	Acquisition	1/20/2012	$14,984	58,285	100%
Charlotte, NC	MOB	Acquisition	2/10/2012	6,353	23,312	100%
Monroeville, PA	Land	Acquisition	3/16/2012	1,125	NA	NA
San Antonio, TX	MOB	Acquisition	5/23/2012	10,682	76,484	100%
Germantown, TN	MOB	Acquisition	10/9/2012	10,950	39,345	100%
Edmonds, WA	MOB	Acquisition	10/12/2012	9,410	47,225	89%
Austin, TX	IRF	Acquisition	12/20/2012	30,640	66,095	100%
West Des Moines, IA	MOB	Acquisition	12/21/2012	20,666	83,318	100%
Total				$104,810	394,064	99%
Historical Investment Activity

	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
2011	150,312	40,000	61,931	79,375	331,618
2012	94,951	—	78,297	5,608	178,856
Total	$933,192	$53,600	$208,554	$307,489	$1,502,835
% of Total	62.1%	3.6%	13.9%	20.4%	100.0%
Development Properties

	Properties	Amount Funded 4Q 2012	Total Amount Funded Through 12/31/2012	Approximate Square Feet	Aggregate Leased %	4Q 2012 Adjusted Aggregate NOI /Interest (3)	Estimated Remaining Fundings
Construction mortgage loans	2	$24,034	$118,441	386,000	100%	$1,751	$84,173
Stabilization in progress	12	10,447	405,941	1,282,716	60%	895	$35 - $45,000
Construction in progress	—	—	—	—	—	—
Total	14	$34,481	$524,382	1,668,716	69%	$2,646

(1)	Refer to 2012 Form 10-K Footnote 4 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)
Aggregate NOI and adjusted NOI for the fourth quarter of 2012 for the properties in stabilization was approximately $0.9 million. Had all of the occupants that were in-place in December 2012 been in-place for the entire quarter, NOI would have been $1.0 million. Adjusted aggregate NOI for the third quarter of 2012 was $0.3 million. Adjusted aggregate NOI excludes the effects of items recorded for real estate taxes and operating expense billings associated with prior periods.

HEALTHCARE REALTY I 8	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 6
Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/Outpatient (82.4%)				Inpatient (14.6%)			Other (3.0%)
	Stabilized Properties	Development Properties		Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
		SIP	CIP
Texas	$566,647	$80,355	$—	$—	$54,191	$92,000	$—	$—	$—	$793,193	26.6%
Virginia	191,660							11,839		203,499	6.8%
Tennessee	175,247							7,874		183,121	6.1%
North Carolina	151,319									151,319	5.1%
Washington	68,972	78,772								147,744	5.0%
Indiana	100,104					43,406		3,790		147,300	4.9%
Iowa	99,795								40,000	139,795	4.7%
Colorado	50,089	85,128								135,217	4.5%
Pennsylvania	10,798				120,422					131,220	4.4%
California	114,521				12,688					127,209	4.3%
Hawaii	23,580	94,817								118,397	4.0%
Florida	97,936			3,750	11,703					113,389	3.8%
Missouri	43,557						61,599			105,156	3.5%
Arizona	35,253	40,570			16,012					91,835	3.1%
Illinois	37,542	26,299								63,841	2.1%
Oklahoma				56,842						56,842	1.9%
Alabama	21,562				17,722			9,782		49,066	1.6%
Michigan	22,445							13,105		35,550	1.2%
Washington, DC	29,846									29,846	1.0%
Other (10 states)	130,128									130,128	4.5%
Sub-total	$1,971,001	$405,941	$—	$60,592	$232,738	$135,406	$61,599	$46,390	$40,000	$2,953,667	99.1%
Land held for development										25,171	0.9%
Total Investments	$1,971,001	$405,941	$—	$60,592	$232,738	$135,406	$61,599	$46,390	$40,000	$2,978,838	100.0%
Percent of $ Invested	66.6%	13.7%	—%	2.1%	7.9%	4.6%	2.1%	1.6%	1.4%	100.0%
Number of Investments	165	12	0	2	13	2	1	10	1	206

(1)	Excludes gross assets held for sale totaling $9.6 million, one unconsolidated joint venture totaling $1.3 million and corporate property totaling $15.0 million.

HEALTHCARE REALTY I 9	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7
Square Feet Owned and/or Managed (1)
BY STATE, OWNED PROPERTIES

	Number of Properties	Managed by HR	Managed by Third Party	Development Properties SIP (2)	Development Properties CIP	Single-Tenant Net Leases	Total	Percent
Texas	49	3,017,770	302,094	343,570		323,126	3,986,560	29.3%
Tennessee	17	1,299,605				75,000	1,374,605	10.1%
Virginia	15	553,532	136,427			334,454	1,024,413	7.5%
North Carolina	15	747,603					747,603	5.5%
Indiana	6		382,695			205,499	588,194	4.3%
Florida	10	256,302	206,139			108,330	570,771	4.2%
California	10	488,955				63,000	551,955	4.1%
Colorado	7	192,280		347,771			540,051	4.0%
Pennsylvania	7					532,520	532,520	3.9%
Washington	6	120,773		191,051		159,071	470,895	3.5%
Arizona	10	202,082		179,963		51,903	433,948	3.2%
Iowa	8	233,413				178,267	411,680	3.0%
Illinois	4	148,055		95,436		110,000	353,491	2.6%
Alabama	6	120,192	139,887			82,000	342,079	2.5%
Michigan	8	199,749				121,672	321,421	2.4%
Hawaii	3	173,502		124,925			298,427	2.2%
Missouri	5	177,039				13,478	190,517	1.4%
Washington, DC	2	182,836					182,836	1.3%
Louisiana	2		136,155				136,155	1.0%
Other (9 states)	12	339,067	131,361			79,034	549,462	4.0%
Total	202	8,452,755	1,434,758	1,282,716	—	2,437,354	13,607,583	100.0%
BY MARKET

		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,314,184	17.0%	12	Des Moines, IA	411,680	3.0%
2	Nashville, TN	812,608	6.0%	13	Seattle-Bellevue, WA	379,334	2.8%
3	Charlotte, NC	787,404	5.8%	14	Chicago, IL	353,491	2.6%
4	San Antonio, TX	689,764	5.1%	15	Honolulu, HI	298,427	2.2%
5	Houston, TX	649,392	4.8%	16	Phoenix, AZ	288,511	2.1%
6	Indianapolis, IN	558,694	4.1%	17	Austin, TX	272,220	2.0%
7	Richmond, VA	558,209	4.1%	18	Washington, DC	241,739	1.8%
8	Los Angeles, CA	551,955	4.1%	19	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	4.0%	20	Detriot, MI	211,057	1.6%
10	Roanoke, VA	466,204	3.4%		Other (35 Markets)	2,543,028	18.5%
11	Memphis, TN	463,651	3.4%		Total	13,607,583	100.0%
ON/OFF CAMPUS

	2012				2011
	4Q	3Q	2Q	1Q	4Q	3Q
On/adjacent	78%	78%	77%	75%	74%	72%
Off (3)	22%	22%	23%	25%	26%	28%
	100%	100%	100%	100%	100%	100%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Includes 1,185,863 square feet managed by HR.

(3)	Approximately 42% of the off-campus suare feet are anchored by a hospital system.

HEALTHCARE REALTY I 10	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7 (CONTINUED)
Square Feet Owned and/or Managed (1)
BY FACILITY TYPE

	Managed by HR	Managed by Third Party	Stabilization in Progress (2)	Construction in Progress	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical office/outpatient	8,452,755	1,179,037	1,282,716		1,025,840	11,940,348	87.7%	443,886	12,384,234
Inpatient Rehab					895,172	895,172	6.6%		895,172
Inpatient Surgical					273,770	273,770	2.0%		273,770
Other		255,721			242,572	498,293	3.7%		498,293
Total Square Feet	8,452,755	1,434,758	1,282,716	0	2,437,354	13,607,583	100.0%	443,886	14,051,469
Percent of Total Square Footage	62.1%	10.5%	9.4%	—%	18.0%	100.0%
Total Number of Properties	129	19	12	0	42	202
BY PROVIDERS

Top Providers	Credit Rating	Associated Buildings (3)	Associated SF (3)	% of Total SF (4)	Leased SF Total	% of Total SF
Baylor Health Care System	AA-/Aa2	25	2,168,819	15.9%	1,016,856	7.5%
Ascension Health Care System	AA+/Aa1	15	1,021,838	7.5%	373,809	2.7%
HCA	B+/B1	15	877,918	6.5%	422,227	3.1%
Carolinas Healthcare System	--/Aa3	16	787,404	5.8%	622,243	4.6%
Catholic Health Initiatives	AA-/Aa3	12	740,723	5.4%	451,182	3.3%
HealthSouth	BB-/Ba3	9	647,560	4.8%	647,560	4.8%
Bon Secours	A-/A3	7	548,209	4.0%	226,612	1.7%
Tenet Healthcare	B/B2	8	481,077	3.5%	138,822	1.0%
Baptist Memorial Health Care	AA/--	5	424,306	3.1%	41,242	0.3%
Indiana University Health	AAA/A1	3	382,695	2.8%	192,929	1.4%
Vanguard Health	B/B2	3	278,007	2.0%	38,743	0.3%
Advocate Health Care	AA/Aa2	2	238,391	1.8%	58,157	0.4%
Medstar Health	A-/A2	3	241,739	1.8%	111,901	0.8%
Memorial Hermann Health Care	A+/A1	4	206,090	1.5%	82,686	0.6%
Scott & White	A/A1	2	206,125	1.5%	186,761	1.4%
Overlake Hospital	A-/A3	1	191,051	1.4%	24,529	0.2%
St. Luke's Episcopal Health	AA-/--	2	192,857	1.4%	18,715	0.1%
Hawaii Pacific Health	A-/A3	2	173,502	1.3%	37,362	0.3%
OrthoIndy	N/R	2	175,999	1.3%	175,999	1.3%
Univ. of Colorado Health	A+/A1	2	161,099	1.2%	44,000	0.3%
Other- Credit Rated		14	658,821	4.8%
Total - Credit Rated		150	10,628,231	78.1%
Total		202	13,607,583	100.0%
BY BUILDING SQUARE FEET

Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.0%	5,718,915	139,486	41
<100,000 and >75,000	24.3%	3,306,035	84,770	39
<75,000 and >50,000	18.4%	2,500,197	62,505	40
<50,000	15.3%	2,082,436	25,396	82
Total	100.0%	13,607,583	67,364	202

(1)	Excludes mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale.

(2)	Includes 1,185,863 square feet managed by HR.

(3)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(4)	Based on square footage, 78.1% of HR's portfolio is affiliated with a credit rated healthcare provider and 59.7% is affiliated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8
Lease and Occupancy Information(1)
(dollars in thousands)
LEASE MATURITY SCHEDULE

		Number of Leases
	Annualized Minimum Rents (2)	Multi- Tenant Properties	Single- Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2013	$49,118	443	6	18.8%	1,858,239
2014	46,217	399	10	17.7%	1,864,567
2015	29,003	286	—	11.1%	1,139,552
2016	24,976	207	5	9.6%	929,068
2017	28,810	183	5	11.0%	1,246,360
2018	14,250	106	—	5.5%	649,530
2019	9,178	50	1	3.5%	356,253
2020	11,289	38	1	4.3%	419,451
2021	9,199	42	3	3.5%	405,025
2022	13,447	48	3	5.2%	557,061
Thereafter	25,294	46	8	9.8%	1,004,402
LEASE TYPE (EXCLUDES CIP AND UNCONSOLIDATED JV)

Owned	Number of Properties	Investment	Square Feet
Multi-Tenant	160	$2,196,359	11,170,229
Single-Tenant Net Lease	42	595,117	2,437,354
Mortgages	4	162,191	—
	206	$2,953,667	13,607,583
AVERAGE TENANT SIZE

	Number of Leases
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	967	—
2,501 - 5,000	486	—
5,001 - 7,500	147	1
7,501 - 10,000	77	2
10,001 +	171	39
Total Leases	1,848	42

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale unless otherwise noted.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,325 square feet.

HEALTHCARE REALTY I 12	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8 (CONTINUED)
Lease and Occupancy Information(1)
(dollars in thousands)
OCCUPANCY BY FACILITY TYPE

			2012				2011
Facility Type	Investment at 12/31/2012	Square Feet at 12/31/12	Q4	Q3	Q2	Q1	4Q
Medical office/outpatient	$1,971,001	10,657,632	86.5%	86.1%	85.5%	86.2%	86.0%
Inpatient	368,144	1,168,942	100.0%	100.0%	100.0%	100.0%	100.0%
Other	46,390	498,293	83.4%	76.2%	76.2%	76.2%	76.2%
Stabilized Occupancy (2)	$2,385,535	12,324,867	87.7%	87.1%	86.6%	87.2%	87.0%
Stabilization in Progress Occupancy (3)	$405,941	1,282,716	41.2%	37.3%	32.5%	27.9%	20.6%
OCCUPANCY (2)

			2012				2011
	Investment at 12/31/12	Square Feet at 12/31/12	Q4	Q3	Q2	Q1	Q4
Multi-Tenant
Same store (4)	$1,586,046	8,753,434	87.9%	87.7%	87.1%	88.7%	88.8%
Acquisitions	55,862	259,691	96.5%	95.7%	95.7%	95.1%	90.6%
Reposition	148,510	874,388	47.5%	47.9%	41.5%	43.0%	40.4%
Total	$1,790,418	9,887,513	84.6%	84.5%	83.7%	84.4%	84.2%

Single-Tenant Net lease
Same store (4)	$518,029	2,165,742	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	66,290	207,698	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	10,798	63,914	100.0%	—	—	—	—
Total	$595,117	2,437,354	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store (4)	$2,104,075	10,919,176	90.3%	90.1%	89.6%	91.0%	90.9%
Acquisitions	122,152	467,389	98.0%	96.0%	95.5%	92.2%	91.2%
Reposition	159,308	938,302	51.1%	47.9%	41.6%	43.0%	40.4%
Total	$2,385,535	12,324,867	87.7%	87.1%	86.6%	87.2%	87.0%

# of Properties
Same store (4)			162	154	159	162	158
Acquisitions			9	10	10	9	12
Reposition			19	19	17	19	18
Total			190	183	186	190	188

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
The stabilized occupancy assumes that properties under a Property Operating Agreement or Single-tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 76%. The stabilized occupancy excludes the twelve development properties currently in stabilization.

(3)
The properties in stabilization are currently 60% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.

(4)
In order to provide meaningful comparisons, same store occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 13	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8 (CONTINUED)
Lease and Occupancy Information(1)(2)
(dollars in thousands)
LEASE STATISTICS (3)

	2012				2011
	Q4	Q3	Q2	Q1	Q4
Contractual increases for in-place leases ("annual bumps")
Multi-Tenant properties	3.1%	3.2%	3.1%	3.3%	3.1%

Single-Tenant Net Lease properties	2.1%	2.3%	2.5%	3.0%	5.3%

Newly executed leases ("cash leasing spreads")	1.0%	0.4%	1.8%	1.8%	2.5%

Tenant retention rate, multi-tenant properties	76.4%	85.1%	79.7%	85.4%	87.4%

LEASE, TENANT AND OWNERSHIP STATISTICS

	As of 12/31/12		As of 12/31/12
Multi-Tenant Contractual Rental Rate Increases by Type (4)		Lease Structure
Annual increase	77.6%	Gross	24.9%
Non-annual increase	10.2%	Modified gross	34.5%
No increase within Remaining Term	12.2%	Net	40.6%

Tenant Type		Ownership Type
Multi-Tenant properties		Ground lease	55.0%
Hospital	39.0%	Fee simple	45.0%
Physician and other	61.0%
Single-Tenant net lease properties
Hospital	88.9%
Other	11.1%

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 14	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 9
Same Store Properties
(dollars in thousands)
SAME STORE PROPERTIES (1) (2)

				Sequential		Year-Over-Year
	4Q 2012	3Q 2012	4Q 2011	$	Percentage Change	$	Percentage Change
Multi-Tenant
Revenues	$55,041	$54,853	$53,636	$188	0.3%	$1,405	2.6%
Expenses	23,204	24,621	22,855	(1,417)	(5.8)%	349	1.5%
NOI	$31,837	$30,232	$30,781	$1,605	5.3%	$1,056	3.4%

Single-Tenant net lease
Revenues	$13,676	$13,641	$13,278	$35	0.3%	$398	3.0%
Expenses	401	414	591	(13)	(3.1)%	(190)	(32.1)%
NOI	$13,275	$13,227	$12,687	$48	0.4%	$588	4.6%

Total
Revenues	$68,717	$68,494	$66,914	$223	0.3%	$1,803	2.7%
Expenses	23,605	25,035	23,446	(1,430)	(5.7)%	159	0.7%
NOI	$45,112	$43,459	$43,468	$1,653	3.8%	$1,644	3.8%

RECONCILIATION OF NOI

	4Q 2012	3Q 2012	4Q 2011
Rental income	$77,207	$75,762	$72,026
Rental lease guaranty income (a)	1,226	1,286	1,257
Exclude straight-line rent revenue	(1,095)	(1,459)	(1,173)
Revenue	77,338	75,589	72,110
Revenue not included in same store	(8,621)	(7,095)	(5,196)
Same store revenue	$68,717	$68,494	$66,914

Property operating expense	$30,154	$29,969	$28,217
Property operating expense not included in same store	(6,549)	(4,934)	(4,771)
Same store property operating expense	$23,605	$25,035	$23,446

Same store NOI	$45,112	$43,459	$43,468
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,226	$1,286	$1,257
Interest income	124	99	122
Other	92	137	131
Total consolidated other operating income	$1,442	$1,522	$1,510

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 15	4Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 10
Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 4Q 2012 NOI (1)	Adjustments (2)	Adjusted 4Q 2012 NOI	Annualized Adjusted 4Q 2012 NOI	% of Adjusted NOI
MOB / Outpatient	$35,378	$1,826	$37,204	$148,816	78.4%
Inpatient rehab	5,430	486	5,916	23,664	12.5%
Inpatient surgical	2,936	—	2,936	11,744	6.2%
Other	1,368	—	1,368	5,472	2.9%
Subtotal	$45,112	$2,312	$47,424	$189,696	100.0%
TOTAL SHARES OUTSTANDING (3)    88,846,951

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES(4)
	Land held for development	$25,171
	Stabilization in progress	405,941
	Mortgage notes receivable	162,191

	Subtotal	$593,303

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$3,337
	Properties not in Same Store NOI (6)	106,589
	Cash and other assets (7)	71,654

	Subtotal	$181,580

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$110,000
	Senior notes (8)	964,737
	Mortgage notes payable (8)	225,242
	Other liabilities (9)	91,107

	Subtotal	$1,391,086

(1)	See Schedule 9 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)	Total shares outstanding as of January 31, 2013.

(4)	Land held for development, stabilization in progress, and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 938,302 square feet and generated NOI of approximately $1.0 million for 4Q 2012.

(7)
Includes cash of $6.8 million and other assets of $64.9 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $50.8 million, above-market intangible assets (net) of $12.7 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.1 million. See Footnote 7 to the Consolidated Financial Statements of the Company’s Form 10-K for a detail of other assets.

(8)	Outstanding principal balances as described in Footnote 9 to the Consolidated Financial Statements of the Company’s Form 10-K.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $65.8 million, pension plan liability of $15.2 million, security deposits of $4.8 million, market-rate lease intangibles of $4.6 million, and deferred operating expense reimbursements of $0.7 million. Also, excludes deferred revenue of $34.9 million.

SCHEDULE 11

HEALTHCARE REALTY I 16	4Q I 2012 SUPPLEMENTAL INFORMATION

Components of Expected 2013 FFO
(dollars in thousands, except per square foot data)

	RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant
Same Store	87.0%	88.0%
Reposition	40.0%	50.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$30.25
Single-Tenant Net Lease	$24.00	$26.25

Same Store Multi-Tenant NOI Margin	52.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	80.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	12.0%	15.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

Stabilization in Process ("SIP")
Year-End 2013 Lease Percentage	75.0%	85.0%
Year-End 2013 Occupancy Percentage	65.0%	70.0%

G&A per quarter	$5,000	$5,500

Funding Activity
SIP Funding (tenant improvements)	$15,000	$25,000
Construction Mortgage Funding	$84,000	$85,000
Acquisitions	$100,000	$200,000
Dispositions (2)	$40,000	$60,000

Cap/Interest Rate
Construction Mortgage Funding	6.75%	8.00%
Acquisitions	6.00%	8.00%
Dispositions	6.00%	8.00%

Leverage (Debt/Cap)	40.0%	50.0%

HEALTHCARE REALTY I 17	4Q I 2012 SUPPLEMENTAL INFORMATION